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                                                                    Exhibit 99.5


                                     CONSENT

     The undersigned hereby consents to being named as a prospective director of Webster Financial Corporation ("Webster") in the Registration Statement on Form S-4 filed by Webster with the Securities and Exchange Commission in connection with Webster's proposed acquisition of FIRSTFED AMERICA BANCORP, INC., to which this consent is an Exhibit, and in any amendments (including post-effective amendments) thereto.


Date: December 19, 2003                      /s/ Robert F. Stoico
      ____________________                   _______________________________
                                             Robert F. Stoico